SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2004

Innovative Solutions and Support, Inc.

(Exact name of issuer as specified in charter)

PENNSYLVANIA	0-31157	23-2507402
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

720 Pennsylvania Drive
Exton, Pennsylvania 19341
(Address of principal executive offices)

(610) 646-9800
(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure

Item 12. Results of Operations and Financial Condition.

     The following information is furnished under Item 9. “Regulation FD Disclosure” and Item 12. “Disclosure of Results of Operations and Financial Condition.”

     On April 29, 2004, Innovative Solutions & Support, Inc. issued a press release announcing its financial results for its second quarter and fiscal year to date periods ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

     The information in this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is furnished pursuant to Items 9 and 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Innovative Solutions & Support, Inc.

	By:	/s/ James J. Reilly
James J. Reilly
Date: April 30, 2004		Chief Financial Officer

Exhibit Index

99.1 Press Release dated April 29, 2004 announcing financial results for the second quarter and fiscal year to date periods ended March 31, 2004.